DELAWARE GROUP® INCOME FUNDS

Delaware Diversified Floating Rate Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated February 26, 2010

The following replaces the text of the fourth footnote related to contractual fee waivers in the section entitled, “What are the Fund's fees and expenses?” in the Fund’s Retail Prospectus.

4 The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan and certain non-routine expenses) in order to prevent annual fund operating expenses from exceeding 0.80% of the Fund's average daily net assets from February 26, 2010 through February 28, 2011.  These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.  In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from February 26, 2010 through February 28, 2011 to no more than 0.25% and 0.50% of average daily net assets, respectively.

The following replaces the text of the third footnote related to contractual fee waivers in the section entitled, “What are the Fund's fees and expenses?” in the Fund’s Institutional Prospectus.

3 The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan and certain non-routine expenses) in order to prevent annual fund operating expenses from exceeding 0.80% of the Fund's average daily net assets from February 26, 2010 through February 28, 2011.  These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Please keep this Supplement for future reference.

This Supplement is dated April 5, 2010.